CAPSTONE NEW ZEALAND FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present this annual report on the Capstone New Zealand Fund for the year ended October 31, 1997. The Fund's net asset value ("NAV") at October 31, 1997 was US $11.25 per share compared to US $12.73 at the end of our October 31, 1996 fiscal year. A dividend of $.174 was paid in December 1996, which reduced the net asset value.


                         FUND'S COMPARATIVE PERFORMANCE

The Fund's strategy continues to concentrate on a diversified portfolio of medium-sized stocks not readily available to individual US investors. The most relevant index to compare the Fund's performance is the New Zealand Small Company Index* ("NZSCI") that measures the performance of small to medium cap stocks of the New Zealand market. During the year ended October 31, 1997, the NZSCI increased by .3% in New Zealand dollars. In analyzing comparisons of performance to the NZSCI, the reader should remember an index does not reflect any cash positions, brokerage costs or administrative or management fees incurred by the fund or individual investors.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
CAPSTONE NEW ZEALAND FUND AND THE NZSCI

AVERAGE ANNUAL TOTAL RETURNS
AS OF 10/31/97
1 YEAR         5 YEAR         INCEPTION
-10.46%        5.87%          4.47%


GRAPH DATA:
               NEW ZEALAND FUND         NZSCI
11/25/91       10,000.00                10,000.00
10/31/92       15,334.00                10,028.00
10/31/93       22,902.00                11,718.30
10/31/94       20,936.00                10,740.10
10/31/95       20,001.00                12,011.60
10/31/96       24,141.00                15,178.10
10/31/97       24,370.00                12,919.00


                           NEW ZEALAND MARKET OVERVIEW

Although the latest fiscal year's performance has been disappointing compared to recent years, your Fund was ranked number 1 out of 81 Pacific Ex-Japan funds for the quarter ending September 30, 1997 according to Lipper Analytical Services. Furthermore, the Fund was also ranked number 1 of 45 and number 1 of 25 for the two-year and three-year periods, respectively, ending September 30, 1997. Total return during those periods was 30.43% and 36.22%, respectively. During the same two-year and three-year periods, the NZSCI was up 38.5% and 25.0% respectively.

The Fund's recent performance was affected by a sharp drop in the value of the New Zealand currency and more recently by the continuing turmoil in the Hong Kong and other Asian stock markets. The New Zealand dollar (NZD) declined 12% compared to the US dollar over the latest fiscal year. We believe there will be continued downward pressure on the NZD because of looser domestic monetary settings and a rising current account deficit coupled with the perception that the NZD is currently overvalued. However, we believe the downside is limited because of the projected economic growth for 1998 and the favorable interest rate differential to other countries. Although the Fund does not have a current hedging policy, we take a defensive position by continuing to re-weight our investments in sectors, such as exports and tourism, that will benefit from the cheaper NZD.

The New Zealand stock market was adversely impacted by the dramatic drop in the Asian markets and continues to feel the pressure.

                                                       CAPSTONE NEW ZEALAND FUND
--------------------------------------------------------------------------------

                               NEW ZEALAND ECONOMY

The general consensus of the local market analysts is that the New Zealand economy is improving. Macroeconomic fundamentals are strong as are corporate balance sheets and it is estimated economic growth will be in excess of 3.0% in the March years 1999 and 2000. The projected fiscal surplus for 1998 will allow the government to continue to repay its foreign debt and to follow through with proposed personal income tax cuts as well as announce cuts to company tax rates. The America Cup races, the Olympics in Sydney and other global events being held in New Zealand should have a very positive impact in the near future. We believe that with the additional government spending, the reduction in the tax rates and the weaker NZD, inflation will rise over the next year but will remain in the Reserve Bank's target range of 0 to 3%.


                              NEW ZEALAND POLITICS

Jenny Shipley has been chosen to replace Jim Bolger as the new leader of the National Party and to become New Zealand's first woman Prime Minister. Mr. Bolger, who was unable to fend off leadership attacks, decided to step aside. The arrival of Ms. Shipley has reinvigorated the National Party and was well received by the financial markets. Ms. Shipley is adamant that the coalition with NZ First will continue and the current coalition agreement will be adhered to.

                                  THE PORTFOLIO

The Fund is widely diversified by industry sector. At October 31, 1997 the percentages of equity investments of the Fund by major industry categories were as follows:

   Port Operations                       13.85%         Lumber & Wood                   2.64%
   Insurance                             10.19%         Chemicals                       2.38%
   Transportation                         9.79%         Breweries                       2.27%
   Commercial Services                    6.45%         Oil & Gas                       2.11%
   Broadcast Media                        6.30%         Vehicle Distributor             1.91%
   Electrical/Appliance Manufacturing     5.71%         Investment Companies            1.51%
   Construction/Building Materials        4.44%         Retail--Apparel                 1.15%
   Horticultural Supplier                 3.88%         Fisheries                       1.14%
   Utilities--Electric                    3.69%         Food Products                   0.95%
   Retail--Department Stores              3.46%         Textiles--Manufacturing         0.91%
   Stock & Station Services               2.95%         Entertainment                   0.71%
   Environmental Controls                 2.89%         Manufacturing Distribution      0.62%
   Real Estate                            2.67%

Should you have any questions, please feel free to contact us. Thank you for your continued support.

Sincerely,


/s/ Robert W. Scharar                           /s/ W. Lance Hall
------------------------------                  ------------------------------
Robert W. Scharar                               W. Lance Hall
President and Portfolio Manager                 Assistant Portfolio Manager

*The New Zealand Small Company Index is composed of approximately 100 equity securities, excluding those in the New Zealand Stock Exchange 40-Index, weighted by their full market capitalization.



          THIS PUBLICATION MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT
                   PROSPECTUS FOR CAPSTONE NEW ZEALAND FUND.

                                                       CAPSTONE NEW ZEALAND FUND

PORTFOLIO OF INVESTMENTS  -  OCTOBER 31, 1997
                                                                                             MARKET                   % OF
                                                                                              VALUE                    NET
COMMON STOCKS- 94.57%                                                     SHARES         (NOTE 1-A)                 ASSETS
                                                                         --------------------------------------------------
BREWERIES (2.27%)
DB Group, Limited                                                        100,000           $155,695                   2.27%


BROADCAST MEDIA (6.30%)
Radio Otago, Limited                                                      64,300            109,723                   1.60
Radio Pacific, Limited                                                   151,700            321,218                   4.70
                                                                                          ---------                 ------
                                                                                            430,941                   6.30

CHEMICALS (2.38%)
Nuplex Industries, Limited                                                70,798            163,139                   2.38


COMMERCIAL SERVICES (6.45%)
Baycorp Holdings, Limited                                                100,000            336,302                   4.91
Taylors Group, Limited                                                   120,100            105,462                   1.54
                                                                                          ---------                 ------
                                                                                            441,764                   6.45

CONSTRUCTION/BUILDING MATERIALS (4.44%)
Fletcher Challenge Forestry, Limited                                     234,864            226,717                   3.31
Milburn Corp., Limited                                                    49,724             77,418                   1.13
                                                                                          ---------                 ------
                                                                                            304,135                   4.44

ELECTRICAL/ APPLIANCE MANUFACTURING (5.71%)
Fisher & Paykel Industries                                                56,949            180,881                   2.64
PDL Holdings, Limited                                                     41,100            209,890                   3.07
                                                                                          ---------                 ------
                                                                                            390,771                   5.71

ENTERTAINMENT (0.71%)
Shotover Jet, Limited (a)                                                260,000             48,577                   0.71


ENVIRONMENTAL CONTROL (2.89%)
Waste Management NZ, Limited                                              52,874            197,574                   2.89


FISHERIES (1.14%)
Sanford, Limited                                                          50,000             77,848                   1.14


FOOD PRODUCTS (0.95%)
Restaurant Brands, Limited (a)                                            50,000             64,769                   0.95


HORTICULTURAL SUPPLIER (3.88%)
Fruitfed Supplies, Limited ...                                           449,000            265,648                   3.88

PORTFOLIO OF INVESTMENTS  -  OCTOBER 31, 1997
--------------------------------------------------------------------------------
                                                                                             MARKET                   % OF
                                                                                              VALUE                    NET
                                                                          SHARES         (NOTE 1-A)                 ASSETS
                                                                         --------------------------------------------------
INSURANCE (10.19%)
Colonial Limited (a)                                                      30,000          $  79,405                   1.16%
Metropolitan Lifecare Group                                              400,000            448,403                   6.55
National Mutual Holdings, Limited                                        111,059            169,455                   2.48
                                                                                          ---------                 ------
                                                                                            697,263                  10.19

INVESTMENT COMPANIES (1.51%)
Helaby Holdings, Limited ...                                              61,640            103,648                   1.51


LUMBER & WOOD PRODUCTS (2.64%)
Evergreen Forest, Limited (a)                                            500,000            180,607                   2.64


MANUFACTURING DISTRIBUTION (0.62%)
Scott Technologies, Limited (a)                                           36,697             42,280                   0.62


OIL & GAS (2.11%)
New Zealand Refining, Limited                                              9,647            144,191                   2.11


PORT OPERATIONS (13.85%)
Lyttleton Port Corp., Limited                                            250,000            319,176                   4.66
Northland Port Corp., Limited                                            262,300            392,053                   5.73
Port of Tauranga., Limited                                                 5,000             11,054                   0.16
South Port New Zealand, Limited                                          289,500            225,369                   3.30
                                                                                          ---------                 ------
                                                                                            947,652                  13.85

REAL ESTATE (2.67%)
Kiwi Income                                                              140,000            104,627                   1.53
New Zealand Guardian Trust (Note 5)                                       68,913             77,999                   1.14
                                                                                          ---------                 ------
                                                                                            182,626                   2.67

RETAIL-APPAREL (1.15%)
Hallenstein Glasson Holdings, Limited                                     57,900             78,969                   1.15


RETAIL-DEPARTMENT STORES (3.46%)
Arthur Barnett, Limited                                                  210,300            237,057                   3.46


STOCK & STATION SERVICES (2.95%)
Williams & Kettle, Limited                                               153,500            201,710                   2.95


TEXTILES - MANUFACTURING (0.91%)
Donaghy's, Limited                                                        58,715             62,163                   0.91

PORTFOLIO OF INVESTMENTS  -  OCTOBER 31, 1997
--------------------------------------------------------------------------------
                                                                                             MARKET                   % OF
                                                                                              VALUE                    NET
                                                                          SHARES         (NOTE 1-A)                 ASSETS
                                                                         --------------------------------------------------
TRANSPORTATION (9.79%)
Air New Zealand, Limited - Class B                                        62,600         $  132,553                   1.94%
Mainfreight, Limited                                                     234,000            276,889                   4.04
Owens Group, Limited                                                     213,680            260,829                   3.81
                                                                                          ---------                 ------
                                                                                            670,271                   9.79

UTILITIES- ELECTRIC (3.69%)
Infrastructure & Utilities Corporation, Limited                          216,229            134,663                   1.97
Transalta New Zealand, Limited                                            88,000            117,830                   1.72
                                                                                          ---------                 ------
                                                                                            252,493                   3.69

VEHICLE DISTRIBUTOR (1.91%)
The Colonial Motor Co., Limited                                           91,100            130,491                   1.91


TOTAL COMMON STOCKS (COST $6,292,659)                                                     6,472,282                  94.57

BONDS (3.57%)                                                          PAR VALUE
Shortland Properties, 6.375%, Conv. 12/31/98                            $226,500            132,596                   1.94
State Bank of South Australia, 9%, 07/30/02                               94,000             62,997                   0.92
Transalta NZ Capital Notes, 9.84%, 10/01/01                               25,000             15,185                   0.22
Transalta NZ 7 year Conv. Notes, 8.81%, 10/01/03                          25,000             16,597                   0.24
Transalta NZ 10 year Conv. Notes, 8.86%, 10/01/06                         25,000             16,737                   0.25
                                                                                          ---------                 ------

         TOTAL BONDS (COST $276,639)                                                        244,112                   3.57


         TOTAL INVESTMENTS (COST $6,569,298)                                              6,716,394                  98.14
         OTHER ASSETS, LESS LIABILITIES                                                     127,634                   1.86
                                                                                          ---------                 ------
         NET ASSETS                                                                      $6,844,028                 100.00%
                                                                                         ==========                 ======

(a) Non-income producing security

                 See Accompanying Notes to Financial Statements

                                                       CAPSTONE NEW ZEALAND FUND

STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:

         Investments in securities at market value (identified cost $6,569,298) (Note 1-A) ...............      $ 6,716,394
         Foreign currency holdings - New Zealand Dollar account, at market (Note 1-B) ....................          179,578
         Receivables:
              Dividends and interest ......................................................... $    15,604
              Trust shares sold ..............................................................       8,315
              Investment adviser .............................................................       1,884           25,803
                                                                                               -----------      -----------

                Total Assets .............................................................................        6,921,775
                                                                                                                -----------

LIABILITIES:

         Cash overdraft ......................................................................      47,812
         Payable for Trust shares redeemed ...................................................         444
         Accrued expenses ....................................................................      29,491
                                                                                               -----------

                Total Liabilities ........................................................................           77,747
                                                                                                                -----------

NET ASSETS ...............................................................................................      $ 6,844,028
                                                                                                                ===========


NET ASSET VALUE PRICE PER SHARE:
($6,844,028 / 608,142 shares of beneficial interest outstanding) .........................................      $     11.25
                                                                                                                ===========

SOURCE OF NET ASSETS:

         Paid in capital .................................................................................      $ 6,605,516
         Undistributed net investment income .............................................................           98,434
         Accumulated net realized loss on investments ....................................................           (1,471)
         Net unrealized appreciation on investments and foreign currencies ...............................          141,549
                                                                                                                -----------

                Total ....................................................................................      $ 6,844,028
                                                                                                                ===========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                       CAPSTONE NEW ZEALAND FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME

         Income:
              Dividends .......................................................................    $ 343,023
              Interest ........................................................................       45,158
                                                                                                   ---------
                                                                                                     388,181
                Less: Foreign taxes withheld ..................................................       34,847
                                                                                                   ---------

               Total investment Income ......................................................................     $ 353,334
                                                                                                                  ---------

         Expenses: (Note 2)
              Advisory fees ...................................................................       63,809
              Transfer agent fees .............................................................       43,564
              Administrative services .........................................................       35,270
              Distribution fees ...............................................................       21,261
              Fund accounting  fees ...........................................................       17,500
              Professional fees ...............................................................       16,708
              Custodian fees ..................................................................       16,484
              Registration and filing fees ....................................................       12,050
              Reports and notices to stockholders .............................................        8,897
              Trustees' fees and expenses .....................................................        6,372
              Miscellaneous ...................................................................        3,592
                                                                                                   ---------

               Total Expenses ...............................................................................       245,507

              Less: Advisory fees waived ......................................................       26,923
                  Custodian fees paid indirectly ..............................................        5,546         32,469
                                                                                                   ---------      ---------

                 Net Expenses ...............................................................................       213,038
                                                                                                                  ---------

                     Net Investment Income ..................................................................       140,296
                                                                                                                  ---------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS: (Note 4)

         Net realized gain from security transactions .........................................       43,537
         Net realized loss on conversion of foreign currencies to U.S. dollars ................      (39,168)
                                                                                                   ---------

              Net realized gain on investments ..............................................................         4,369

         Net unrealized depreciation of investments and foreign currencies ..................................      (920,559)
                                                                                                                  ---------

              Net realized and unrealized depreciation of investments .......................................      (916,190)
                                                                                                                  ---------

                  Net decrease in net assets resulting from operations ......................................     $(775,894)
                                                                                                                  =========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                       CAPSTONE NEW ZEALAND FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                                           YEAR ENDED OCTOBER 31,
                                                                                              1997              1996
                                                                                       -----------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income ..............................................................   $   140,296       $   111,784
Net realized gain on investments ...................................................         4,369         1,011,044
Net unrealized depreciation of investments, forward currency contracts
     and foreign currencies ........................................................      (920,559)          (11,788)
                                                                                       -----------       -----------
Net increase (decrease) in net assets resulting from operations ....................      (775,894)        1,111,040


DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................................................      (134,014)          (94,166)
Net realized gains from investment transactions ....................................          --             (73,239)


TRUST SHARE TRANSACTIONS:
Increase (decrease) in net assets resulting from capital share
     transactions (Note 3) .........................................................      (503,680)        3,819,564
                                                                                       -----------       -----------
       Net increase (decrease) in net assets .......................................    (1,413,588)        4,763,199


NET ASSETS
Beginning of year ..................................................................     8,257,616         3,494,417
                                                                                       -----------       -----------
End of year (including undistributed net investment income of $98,434 and
     $98,100, respectively) ........................................................   $ 6,844,028       $ 8,257,616
                                                                                       ===========       ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS-OCTOBER 31, 1997
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone New Zealand Fund (the "Fund") is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund seeks to provide long-term capital appreciation and current income by investing in equity securities, debt securities, and securities convertible into common stock of New Zealand issuers. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - Portfolio securities which are traded on securities exchanges are valued at the last sales price on that exchange prior to the relevant closing or, if there is no recent last sale price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities are valued using market quotations or pricing services. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Trustees.

B) CURRENCY TRANSLATION - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts on bonds purchased are amortized over the life of the respective issue. Interest income and estimated expenses are accrued daily.

D) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since it is the Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains, to relieve it from all, or substantially all, such taxes. Under the United States-New Zealand tax treaty, New Zealand imposes a withholding tax on dividends (15%) and interest (10%) received by the Fund. There is currently no New Zealand tax on capital gains.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Fund distributes its net investment income and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and capital loss carryovers.

F) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Investment Adviser, FCA Corp., is paid a fee, calculated daily and paid monthly, equal to an annual rate of 0.75% of the average net assets of the Fund. For the year ended October 31, 1997, FCA Corp. has voluntarily waived $26,923 of its advisory fees in order to limit the Fund's expenses to 2.5% of the Fund's average net assets.

     The Administrator, Capstone Asset Management Company, is paid a fee, calculated daily and paid monthly, equal to an annual rate of 0.25% of the Fund's average daily net assets. Prior to June 1997, the Administrator was also paid a monthly fee representing the cost of certain accounting and bookkeeping services. Effective June 1997, Fifth Third Bank performs the accounting, bookkeeping and pricing services for the Fund.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Administrator, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays to CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 1997, the Fund paid $21,261 in 12b-1 fees, of which approximately 21% was paid to Service Organizations other than CAPCO.

     Certain officers and trustees of the Trust and the Fund who are also officers and directors of the Adviser, the Administrator, Distributor or CFS, received no compensation from the Trust. During the year ended October 31, 1997, trustees of the Fund who are not "interested persons" received trustees' fees of $3,000.

NOTE 3 - TRUST SHARES

     At October 31, 1997 there were 608,142 Trust shares outstanding. Transactions in Trust shares were as follows:

                                                                                    YEAR ENDED OCTOBER 31,
                                                                        1997                                1996
                                                                        ----                                ----
                                                                SHARES            AMOUNT            SHARES            AMOUNT
Shares sold .............................................      598,767       $ 7,747,373           634,364       $ 7,280,993
Shares issued to shareholders in reinvestment of
  distributions .........................................        7,766           102,048            15,526           163,953
                                                           -----------       -----------       -----------       -----------
                                                               606,533         7,849,421           649,890         7,444,946
Shares redeemed .........................................     (647,261)       (8,353,101)         (315,346)       (3,625,382)
                                                           -----------       -----------       -----------       -----------
    Net increase (decrease) .............................      (40,728)      $  (503,680)          334,544       $ 3,819,564
                                                           ===========       ===========       ===========       ===========


NOTE 4 - SECURITIES TRANSACTIONS

     Purchases and sales of securities aggregated $2,375,862 and $2,069,863, respectively. At October 31, 1997, the cost of investments for Federal income tax purposes was $6,569,298. Accumulated net unrealized appreciation on investments was $147,096 consisting of $918,915 gross unrealized appreciation and $771,819 gross unrealized depreciation.

NOTE 5 - RESTRICTED SECURITY

     In 1993, the Fund acquired 61,015 shares of Guardian Property Fund ("Guardian"), a closed-end mutual fund (offered by The New Zealand Guardian Trust Company Limited), through private placements at a cost of $60,606. These shares cannot be sold prior to their valuation date, which occurs two years after the date of investment. In October 1995 and October 1997, the Guardian shares were renewed for additional two year periods to October 15, 1999. 1996 and 1997 cash dividends were reinvested into 7,898 additional shares, bringing the position to 68,913 shares. The Guardian shares are valued daily based on a weekly quoted price. At October 31, 1997, the value of the Guardian investment was $77,999 representing approximately 1% of the Fund's net assets.

NOTE 6 - SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

     Capstone International Series Trust held a special meeting of shareholders of the Capstone New Zealand Fund on December 4, 1997. On July 14, 1997, the record date for the meeting, the Fund had 650,723 shares outstanding, of which 330,542 (51% of the total) were represented at the meeting. The votes at the meeting were as follows:

Item 1: Election of Trustees

                                            NUMBER OF SHARES
     NOMINEES FOR TRUSTEE                AFFIRMATIVE    WITHHELD
     Edward L. Jaroski                   325,144        5,398
     James F. Leary                      324,788        5,754
     John R. Parker                      325,652        4,890
     Bernard J. Vaughan                  325,409        5,133

Item 2: To ratify the selection of Briggs, Bunting & Dougherty, LLP as independent public accountants of the Trust for the fiscal year ended October 31, 1997.

                                NUMBER OF SHARES
        Affirmative                318,548
        Against                      1,545
        Abstain                     10,449

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

PER SHARE DATA                                                                               YEAR ENDED OCTOBER 31,
                                                                             ----------------------------------------------------
                                                                               1997       1996        1995        1994       1993
Net asset value at beginning of year.............................            $12.73     $11.12      $10.44      $11.61      $9.75
                                                                             ------     ------      ------      ------     ------

Income from investment operations:
     Net investment income.......................................              0.24       0.19        0.31        0.16       0.09
     Net realized and unrealized gain (loss) on investments......             (1.55)      1.93        0.90       (1.00)      1.77
                                                                             ------     ------      ------      ------     ------

     Total from investment operations............................             (1.31)     2.12         1.21       (0.84)      1.86
                                                                             ------     ------      ------      ------     ------

Less dividends from:
     Net investment income.......................................              0.17       0.29        0.21        0.06         --
     Net realized gain on investments............................                --       0.22        0.32        0.27         --
                                                                             ------     ------      ------      ------     ------

Total distributions..............................................              0.17       0.51        0.53        0.33         --
                                                                             ------     ------      ------      ------     ------

Net asset value at end of year...................................            $11.25     $12.73      $11.12      $10.44     $11.61
                                                                             ======     ======      ======      ======     ======

TOTAL RETURN (%) (1).............................................            (10.46)     20.03       12.22       (7.40)     19.08
------------

RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (in thousands).........................            $6,844     $8,258      $3,494      $3,014     $2,732

RATIOS:
Operating expenses to average net assets:
     Before expense reimbursement (%)............................              2.89       3.63        4.77        4.40       8.19
     After expense reimbursement (%).............................              2.50       2.72        2.52        2.50       2.50

Net investment income to average net assets (%)..................              1.65       2.32        3.06        1.55       0.95

Portfolio turnover rate (%)......................................                24         38          38          40         32

Average commission rate (per share of security)(2)...............            $.0079     $.0050

(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.

(2) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                       CAPSTONE NEW ZEALAND FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Capstone New Zealand Fund

We have audited the accompanying statement of assets and liabilities of Capstone New Zealand Fund, including the portfolio of investments as of October 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1996 and the financial highlights for each of the four years in the period ended October 31, 1996, were audited by other auditors, whose report, dated November 18, 1996, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone New Zealand Fund at October 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the year ended October 31, 1997, in conformity with generally accepted accounting principles.



                                                Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
December 8, 1997

                            CAPSTONE NEW ZEALAND FUND
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631

                          ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 1997

--------------------------------------------------------------------------------


         TRUSTEES                      OFFICERS

         Edward L. Jaroski             Edward L. Jaroski
                                                President-Capstone
                                                International Series Trust
         James F. Leary
                                       Robert W. Scharar
         John R. Parker                         President-Capstone
                                                New Zealand Fund

         Bernard J. Vaughan            Linda G. Giuffre
                                                Treasurer

                                       Iris R. Clay
                                                Secretary

                                       Norma R. Ybarbo
                                                Assistant Secretary


--------------------------------------------------------------------------------


         INVESTMENT ADVISER                   TRANSFER AGENT

         FCA Corp                             FPS Services, Inc.
         5847 San Felipe                      3200 Horizon Drive
         Suite 850                            P.O. Box 61503
         Houston, TX 77057                    King of Prussia, PA 19406-0903
                                              1-800-845-2340


         ADMINISTRATOR                        CUSTODIAN

         Capstone Asset Management Company    Fifth Third Bank, N.A.
         5847 San Felipe, Suite 4100          Fifth Third Center
         Houston, TX 77057                    38 Fountain Square Plaza
         1-800-262-6631                       Cincinnati, OH 45263


         DISTRIBUTOR                           AUDITORS

         Capstone Asset Planning Company      Briggs, Bunting & Dougherty, LLP
         5847 San Felipe, Suite 4100          Two Logan Square, Suite 2121
         Houston, TX 77057                    Philadelphia, PA 19103-4901
         1-800-262-6631

                                  ANNUAL REPORT
                                OCTOBER 31, 1997

                                    CAPSTONE
                                   NEW ZEALAND
                                      FUND


GRAPHIC OF: Pyramid
                                   A Member Of
                               THE CAPSTONE GROUP
                                 of Mutual Funds

                               THE CAPSTONE GROUP
                                 OF MUTUAL FUNDS

EQUITY

     O CAPSTONE GROWTH FUND, INC.


FIXED INCOME

     O CAPSTONE GOVERNMENT INCOME FUND


INTERNATIONAL/GLOBAL

     O CAPSTONE JAPAN FUND
     O CAPSTONE NEW ZEALAND FUND

             For more complete information about the Capstone Funds
           including charges and expenses, contact the Distributor at the address below to receive additional prospectuses.
            Please read it carefully before you invest or send money.


              This publication must be accompanied or preceded by a
                current prospectus for Capstone New Zealand Fund

                         CAPSTONE ASSET PLANNING COMPANY
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631

                            CAPSTONE NEW ZEALAND FUND
                           5847 SAN FELIPE, SUITE 4100
                                HOUSTON, TX 77057